COHEN & STEERS EUROPEAN REALTY SHARES, INC.

CLASS A SHARES

CLASS C SHARES

CLASS I SHARES

SUPPLEMENT DATED JUNE 22, 2009

TO

PROSPECTUS DATED MARCH 1, 2009

Supplement dated June 22, 2009 to each of the Prospectuses dated March 1, 2009 of the Cohen & Steers European Realty Shares, Inc. that offer Class A and C shares and that offer Class I shares.

On June 9, 2009, the Board of Directors (the “Directors”) of Cohen & Steers European Realty Shares, Inc. (the “Fund”) approved a proposal for the Fund to be acquired by Cohen & Steers International Realty Fund, Inc. (“IRF”). In connection with the acquisition, all of the Fund’s assets and liabilities will be transferred to IRF, and each stockholder of the Fund will receive a number of full or fractional shares of IRF in exchange for shares of the corresponding class of the Fund having an aggregate net asset value equal to the aggregate net asset value of EUR shares held by that stockholder as of the close of business of the New York Stock Exchange on the closing day of the acquisition. The acquisition does not require approval of the Fund’s stockholders. Stockholders of EUR that do not want to become stockholders of IRF may redeem their shares for net asset value without the imposition of any sales charges, redemption fees or other shareholder fees through the date of the acquisition, which is expected to occur late in the third quarter of this year. The Fund expects to mail to stockholders information about the Fund’s acquisition in August 2009.

Effective September 1, 2009, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be accepted.

THIS SUPPLEMENT SHOULD BE READ IN CONNECTION WITH THE COHEN & STEERS EUROPEAN REALTY SHARES CLASSES A AND C, AND CLASS I PROSPECTUSES.

EURAXPRO-AC

EURAXPRO-I